Exhibit 99.1

Investor Presentation – Inspired Entertainment, Inc. (INSE) February 2017 Investor Presentation – Inspired Entertainment, Inc. (INSE)

PAGE 1 Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements include, among others, statements regarding expectations about future business plans, prospective performance and opportunities. These forward - looking statements may include statements relati ng to the future financial performance of the Company; the market for the Company’s products and services; expansion plans and opportunities, including future acquisitions or additional business combinations; and other st atements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions. These forward - looking statements are based on current expectations and assumptions of management and are subject to risks, uncertainty and changes in circumstances that could cause the actual events and results in future periods to differ materially from current e xpe ctations and those expressed or implied by these forward - looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These risk s, uncertainties and changes in circumstances include, among others, the ability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competitio n, and the ability of the combined business to grow and manage growth profitability; adverse changes in economic, business, political, and/or competitive factors; the ability to retain key customers, key suppliers and key pers onn el; the impact of adverse changes in applicable gaming regulations and taxation regimes; the ability to fund significant up front capital expenditures that may be required to bid on certain new contracts; and factors associated w ith public company requirements which entail significant cost and complexity. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission (the “SEC”), including our most re cen t quarterly report filed on February 9, 2017. Forward - looking statements reflect management’s current analysis and expectations only as of the date of this presentation, and the Company does not undertake to update or r evi se these statements, whether written or oral, to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward - looking st atements. Additional Information and Where to Find It Investors may obtain free copies of our filings with the SEC, without charge, at the SEC’s web site at www.sec.gov. Investors ma y also obtain free copies of our filings with the SEC by directing a written request to Investor Relations, Inspired Entertainment, Inc., 250 West 57 th Street, Suite 2223, New York, NY 10107, or by accessing Inspired’s website at www.inseinc.com under the heading “Investors” a nd then “Financial Results.” Financial Information and Non - GAAP Financial Measures All years represented in this presentation are fiscal years unless otherwise indicated. References to the 2013, 2014, 2015 an d 2 016 fiscal years refer to the fiscal years ended September 28, 2013, September 27, 2014, September 26, 2015 and September 24, 2016, respectively. References to 2017 refer to the fiscal year ending September 30, 201 7. All information presented for quarterly periods, including for the quarter ended December 31, 2016, is unaudited. This presentation contains certain financial measures that are not in accordance with generally accepted accounting principle s ( “non - GAAP”). A “non - GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calcu lat ed and presented in accordance with generally accepted accounting principles (“GAAP”) in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental dis closures because they are widely used measures of performance and bases for valuation of companies in our industry. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EB ITDA adjusts EBITDA to remove the effects of one - time items including pre - opening expenses, impairments and other losses, gains and losses on non - operating assets and liabilities, discontinued operations, transaction fee s and transition expenses related to acquired operations and charges relating to discontinued legacy programs and unusual, non - recurring activities. Uses of cash flows that are not reflected in Adjusted EBITDA include capital exp enditures, interest payments, income taxes, debt principal repayments, and certain regulatory gaming assessments which can be significant. Operating Free Cash Flow represents Adjusted EBITDA less maintenance capital exp end itures, change in working capital and income taxes. Adjusted Net Income represents net income before gain or loss from non - core assets. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as GAAP revenue, adjusting for hardware sales that are sold at nil margin, with the intention of securing longer term recurring revenue streams. For the years ending September 24, 2016 and earlier, this metric also removed an alogue sales on the basis these were no longer considered core to the Company. The disclosure of EBITDA, Adjusted EBITDA, Operating Free Cash Flow, Adjusted Net Income, Adjusted Revenue and other non - GAAP fi nancial measures may not be comparable to similarly titled measures reported by other companies. Such non - GAAP financial measures should be considered in addition to, and not as a substitute, or superior to, net in come, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting curren cy. In order to isolate the effect of exchange rate differences between periods used for the translation, we also present results on a Constant Currency basis which is a non - GAAP measure that assumes a constant exchange rate between p eriods for translation. The currency impact has been calculated as current period GBP:USD rate used less the equivalent rate in the prior period, multiplied by the current period amount in the functional currency (G BP) . The remaining difference is therefore calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement. Safe Harbor / Non - GAAP Financial Disclosures

PAGE 2 Revenue and EBITDA growth poised to accelerate in 2017 and beyond 7 The Opportunity Leadership in fast - growing Virtual Sports (over $10 billion of handle) positions the company to introduce its digital products to new jurisdictions 3 Stable, contracted recurring revenue from market - leading Server Based Gaming combined with high - growth, high - margin Virtual Sports 1 Leading player in Server Based Gaming with contracted long - term customers will complement expansion in several major markets (UK, Italy, Greece, China, North America…) 2 All digital, omni - channel platform offers best - in - class technology, creates high barriers to entry and provides opportunities for organic growth as well as acquisitions 4 Seasoned management team led by founder Luke Alvarez, partnered with Lorne Weil whose past leadership includes growing a diversified global gaming technology company 6 Meaningful expansion opportunities in North America for lottery, gaming and regulated online / mobile 5

PAGE 3 Adjusted EBITDA is projected to grow at ~26% CAGR on a constant currency basis from FY 2016 to FY 2018 supported by a recurring revenue base representing approximately 95% of total sales Note: Figures presented based on US GAAP. Historical constant FX and guidance figures based on 1.25 USD / £ exchange rate as of February 9, 2017. (1) Adjusted Revenue is calculated as reported revenue less nil margin hardware sales and revenue from discontinued operation s (2) Figures represent midpoint of guidance given in Q1 FY 2017 earnings release (3) Adjusted EBITDA excludes EBITDA from discontinued operations and related contracts. (4) Calculated as Adjusted EBITDA as a percentage of Adjusted Revenue Historical and Projected Revenue and EBITDA (US$ in millions, Fiscal Year End September) (US$ in millions, Fiscal Year End September) Guidance (2) Adjusted Revenue Historical Adjusted Revenue (1) Historical Adjusted EBITDA (3) Guidance (2) Adjusted EBITDA (4) $23.5 $32.4 $36.0 $36.0 $42.3 $57.5 $31.1 $40.2 $41.6 $39.7 25.2% 33.1% 34.8% 34.3% 35.7% 38.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $-- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 FY14A FY15A FY16A LTM Q1 '17 FY17E FY18E Constant FX Actual FX Adjusted EBITDA Margin $93.2 $97.8 $103.6 $105.1 $118.5 $150.0 $123.4 $121.3 $119.8 $115.5 $-- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 FY14A FY15A FY16A LTM Q1 '17 FY17E FY18E Constant FX Actual FX

Unified Digital Gaming Platform

INSPIRED

Inspired's digital platform positions the company well to participate in global growth

Server Based Gaming

- Leading provider of Server Based Gaming ("SBG") systems and terminals
- Currently has 25,000 SBG terminals live and more than 5,000 contracted
- E-Table gaming platforms including "Sabre" multi-win roulette and casino Storm terminals
- Leader in the UK with ~50% of machine volume and #3 in Italy
- International retail and lottery venues in Italy, Greece, China and Latin America

Key Customers

William Hill – The Home of Betting; Betfred; HBG gaming; gamenet; Lottomatica Group; Sisal; opap; Paddy Power; Coge Tech; Gala Coral Group; Genting


UK SBG
Video Lottery Terminal
Gaming Technology
International SBG
Server Based Gaming
INSPIRED
Virtual Sports
Digital Games Platform
Mobile Remote Game Server

Virtual Sports

Key Customers

William Hill – The Home of Betting; Snai; Alibaba Group; AGTech; Ladbrokes PLC; Betfred; Lottomatica Group; Sisal; opap; Paddy Power; Sky Betting & Gaming; Carnival; Caesars Entertainment; Golden Nugget; bet365

- Retail Virtual Sports includes widest range of sports, races and numbers games (e.g., English football, tennis, bike, car, dog and horse racing, darts, cricket etc.)
- Global leader in mobile and retail virtuals
- Live in over 30,000 retail venues, 200+ websites and over 35 countries globally
- #1 global provider of Virtual Sports games globally with over 95% of all installs
- Mobile Virtual Sports includes licensing of unique game content to third parties
- Contracts with majority of the key regulated online operators
- Leverage presence in existing EU mobile gaming markets to expand into North America and other new jurisdictions

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PAGE 5 Server Based Gaming Virtual Sports Customer Relationship (in years) Customer Relationship (in years) UK William Hill >10 Ladbrokes >10 Betfred >10 William Hill >10 Paddy Power >10 Coral >10 Playnation >10 Betfred >10 Gala Coral Group >10 Paddy Power >10 Genting Casino 7 Skybet 10 Grosvenor Casino 3 Betfair 1 Italy Sisal 6 SNAI 7 Global Starnet 5 Sisal 6 Lottomatica 4 Lottomatica 6 Cogetech 4 Cogetech 6 HBG 2 Intralot 2 GameNet 1 Eurobet >10 Rest of World China Sports Lottery / AGTech 5 China Sports Lottery / AGTech 5 DFNN 5 DFNN 5 Codere 4 Corredor Empresarial 3 Corredor Empresarial 3 OPAP 2 NORSK Tipping 3 Caesars Interactive 1 OPAP 2 Hong Kong Jockey Club 1 Licensed or Certified Across the Globe and Member of Many Key Industry Associations Recurring Revenue From Long - Term Customers

PAGE 6 Since its founding in 2002, Inspired has grown into a leading provider of digital entertainment History of Inspired 2002 Inspired launched as mobile entertainment technology startup with 10 people in central London 2002 to 2006 Inspired acquired Virtual Sports graphics specialist and integrated with core software to launch market leading Virtual Sports betting platform 2006 to 2010 Inspired became UK leader in Server Based Gaming terminals and Virtual Sports betting; first contracts in Italy and China 2010 to 2015 Inspired emerged as worldwide leader in Virtual Sports land - based / mobile and EU leader in Server Based Gaming in multiple markets Post - 2015 Contracts signed in China, North America, Latin America and other EU and Asia; ready for rollout 2016 Inspired Entertainment begins to trade on NASDAQ

PAGE 7 $14bn $43bn 2005E 2016E Global Digital / Online Gaming and Lottery Net Win or Net Sales $269bn $397bn 2005E 2016E Global Gaming and Lottery Net Win or Net Sales Inspired’s platform is well positioned to take advantage of high - growth in Digital / Online gaming Source: H2 Gambling Capital. Note: Constant 1.11 USD / € exchange rate as of July 13, 2016 (regardless of actual exchange rates during periods presented). (1) Net win and net sales defined as gross bets / sales less payouts. (2) Digital / Online gaming includes: (i) interactive horse and sports betting; (ii) interactive gaming (e.g., casino, poker, bi ngo); and (iii) interactive lottery. Worldwide Gaming Revenue (US$ in billions) Global gaming growth has been steady and resilient to economic cycles over the last decade… …with Digital / Online as the fastest growing gaming segment (US$ in billions) (1) (2)

PAGE 8 United Kingdom Betting Shop Influencers of Digital Adoption  Governments: Opening of new gaming territories – Italy, Greece, Spain, Philippines and China  Distributed Gaming Revenues: Expansion of regulated gaming away from relatively few large resort casinos into many more distributed venues  Digital Multi - Channel Offering: Replacement of legacy analog machines with larger volume of smart digital devices – retail and mobile  Smartphone / Mobile: Rapid adoption of gaming and lottery applications on growing volume of devices United States Lottery Venues Italy Arcade and Betting Shop China Sports Lottery Shop

Our Competitive Focus

INSPIRED



Pioneer in Virtual Sports…

- #1 provider of Virtual Sports segment globally
- Key product to target millennials, and as opportunity to grow lottery revenues
- Live in over 30,000 retail venues, 200+ websites and over 35 countries globally
- Exclusive branded content such as Mike Tyson and Rush Football 2
- Italian case study: >$1 billion in customer handle from our products in 1st Year
  - — Product launched across ~7,000 retail venues in Italy
  - — Launched across online and mobile platforms
  - — Key products are virtual football and horse racing


INSPIRED

…and Leader in Server Based Gaming

- Leader in UK with 50% of market
- Top 2-3 provider in Italy, Greece and internationally
- 25,000 Server Based Gaming terminals live
  - — More than 5,000 additional machines contracted
- 100+ games integrated on open platform
- Unitary platform approved across multiple jurisdictions
  - — Proven platform stability in Italy
  - — Chinese Academy of Science tested for Chinese regulated terminal markets
  - — GLI approved
  - — G2S ready for North American terminal markets

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PAGE 10 Omni - Channel Digital Distribution

PAGE 11 Organic Growth Opportunities Four Core Products, One Common Platform Retail Virtual Sports Mobile Virtual Sports Virtual Sports  Existing Virtuals Customers – Income growth from key UK and Italian contracts plus cross sell of new products  New Virtuals Customers – Continue track record of winning new customers in existing and new jurisdictions (e.g., Nordic regions)  North America – Expansion of Virtual Sports business into North American market – now live in Nevada and licensed in New Jersey with four contracts signed…  Asia – Live in mainland China and Philippines; significant growth upside in mainland China and new regulated markets  Mobile – Remote Gaming Server live in 2015 with organic growth in UK and new markets; significant upside in Asia, China and North America Server Based Gaming  UK – Steady income growth and new Server Based Gaming terminals in adjacent verticals  Italy – Roll - out of new terminals from recent contract wins  Greece (New Jurisdiction) – Implementing installation of 4,000 terminals in Phase I  Other New Jurisdictions – Contract signed with significant volume to deploy in 2017 / 2018 – China – European Union – Latin America  North America – Significant upside from recent G2S approvals and Hydra’s relationships to cultivate new customers Mobile Video Lottery Server Based Gaming

INSPIRED

Building a Digital Distributor of Content


Omni-Channel Platform
Geographies
✓
USA / Canada
✓✓✓
UK / EU
✓✓
China
✓✓
Rest of World
Integrated Digital B2B Company
Channels
✓✓✓
Retail
✓✓
Online
✓✓✓
Mobile
✓
Table Games
✓✓
Slots
✓✓✓
Gaming Terminals
Sports Betting
✓✓✓
Virtual Sports
✓
Bingo
Poker
✓
Lottery
Social
Products

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Experienced Team of Industry Veterans

INSPIRED

Inspired Entertainment will be supported by a deep and experienced executive team leading over 800 employees across 5 countries

Lorne Weil *Executive Chairman*	• Mr. Weil serves as Executive Chairman • Mr. Weil served as Chairman and CEO of Scientific Games (NASDAQ: SGMS) from 1992 to 2008 and from 2010 to 2013 • Grew Scientific Games from $48mm in revenue to $1.7bn in revenue over 22 year career
Luke Alvarez *President, CEO*	• Mr. Alvarez serves as President and CEO • Prior to founding Inspired, Mr. Alvarez served as COO of Emap Digital, VP of Business Development at boo.com, Case Leader at Boston Consulting Group and Product Manager in US software companies
Daniel Silvers *Chief Strategy Officer*	• Mr. Silvers serves as Chief Strategy Officer • Mr. Silvers is an experienced public company Board Member (having previously served on the Boards of IGT and bwin.party), former investment banker to Scientific Games while at Bear Stearns and a gaming sector investor while at Fortress Investment Group

Other Inspired Executive Team Members	Stewart Baker, Chief Financial Officer	Steven Holmes, Chief Legal Officer	Steve Rogers, Chief Commercial Officer – Virtual Sports	Lee Gregory, Chief Commercial Officer – SBG	Dave Wilson, Chief Operating Officer
	– Joined Inspired in September 2014 and has served as Group Financial Controller and Director of Finance – Previously held role of Divisional Financial Controller at Experian Plc and worked as a Chartered Accountant at Deloitte LLP	– Has worked at Inspired for over 10 years and is responsible for all group legal and compliance – Previously held legal roles at British Gas, Siemens Communications and Nortel Networks	– Over 10 years of experience at Inspired and more than 15 years within the Virtual Sports sector – Previously held role of COO at Red Vision	– Over 30 years of experience in the European retail gaming sector – Previously spent over 20 years in game and product delivery	– Joined Inspired in 2004 and is responsible for software delivery and global operations – Previously spent 20 years in the telecoms industry in market and product management

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PAGE 14 FY 2017 and FY 2018 Guidance Based upon i) the significant portion of our business that is comprised of recurring revenue, ii) current business trends, iii) anticipated rollouts of new revenue lines pursuant to in - place agreements and iv) to a lesser extent, our pipeline of new potential commercial agreements, we have established the following guidance : Note: This guidance is presented on a consolidated basis and is, therefore, not directly comparable to any prior guidance iss ued by the Company. All guidance assumes a GBP:USD exchange rate of 1.25. Full-year Full-year (US$ in millions, Fiscal Year End September) 2017 2018 Adjusted Revenue $117.5 - $119.5 $149.0 - $151.0 Adjusted EBITDA 40.5 - 44.0 56.0 - 59.0 Public Company Expenses (excl. executive comp.)* $2.2 - $2.4 $2.9 - $3.2 Maintenance CapEx $7.5 - $8.0 $17.0 - $17.5 Growth CapEx Hardware 9.0 - 10.0 8.5 - 9.0 Capitalized Software Costs 18.5 - 19.5 13.0 - 14.5 * Included in Adjusted EBITDA range

PAGE 15 Capitalization Table Note: Balance Sheet items are as of December 31 st , 2016 (1) Net of transaction related payables of approximately $4.8 million (2) Bank debt is denominated in GBP. Debt balance presented is USD equivalent (3) Includes other long - term obligations (4) Excludes any unvested management incentive share awards (US$ in millions, except per share data) ($) Cash (1) 26.2 Senior Bank Debt (2) 117.6 Capital Lease and Other Obligations (3) 4.6 Pension Liability 8.5 Total Long-Term Debt $130.7 Net Debt 104.6 Number of Shares (4) (in millions) 20.378 Share Price (as of February 10th, 2017) $8.50 Market Capitalization $173.2 Implied Enterprise Value $277.8 2017E Adjusted EBITDA $42.3 2018E Adjusted EBITDA $57.5 Implied EV / 2017E Adjusted EBITDA 6.6x Implied EV / 2018E Adjusted EBITDA 4.8x

PAGE 16 Revenue and EBITDA growth poised to accelerate in 2017 and beyond 7 The Opportunity Leadership in fast - growing Virtual Sports (over $10 billion of handle) positions the company to introduce its digital products to new jurisdictions 3 Stable, contracted recurring revenue from market - leading Server Based Gaming combined with high - growth, high - margin Virtual Sports 1 Leading player in Server Based Gaming with contracted long - term customers will complement expansion in several major markets (UK, Italy, Greece, China, North America…) 2 All digital, omni - channel platform offers best - in - class technology, creates high barriers to entry and provides opportunities for organic growth as well as acquisitions 4 Seasoned management team led by founder Luke Alvarez, partnered with Lorne Weil whose past leadership includes growing a diversified global gaming technology company 6 Meaningful expansion opportunities in North America for lottery, gaming and regulated online / mobile 5